Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Commodities Strategy Fund, JPMorgan Diversified Risk Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Local Currency Debt Fund, JPMorgan Global Allocation Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Natural Resources Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan Growth Long/Short Fund, JPMorgan Income Builder Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Multi-Cap Long/Short Fund, JPMorgan Research Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Total Emerging Markets Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Robert L. Young, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

3.

/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer

June 27, 2014

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Commodities Strategy Fund, JPMorgan Diversified Risk Fund, JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Local Currency Debt Fund, JPMorgan Global Allocation Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Natural Resources Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan Growth Long/Short Fund, JPMorgan Income Builder Fund, JPMorgan International Currency Income Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Realty Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund, JPMorgan International Value SMA Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund, JPMorgan Latin America Fund, JPMorgan Market Neutral Fund, JPMorgan Multi-Cap Long/Short Fund, JPMorgan Research Equity Long/Short Fund, JPMorgan Research Market Neutral Fund, JPMorgan Strategic Preservation Fund, JPMorgan Tax Aware Equity Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Real Return SMA Fund and JPMorgan Total Emerging Markets Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Laura M. Del Prato, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer

June 27, 2014

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.